Exhibit 10.1

AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This amendment no. 2 to FIRST AMENDED AND RESTATED Receivables Purchase Agreement (this “Amendment”) is entered into as of February 18, 2015, by and among Meredith Funding Corporation, a Delaware corporation (“Seller”), Meredith Corporation, an Iowa corporation (“Meredith”), as initial Servicer (the Servicer, together with Seller, the “Seller Parties” and each, a “Seller Party”), JPMorgan Chase Bank, N.A. (in its individual capacity as the sole “Financial Institution”), Falcon Asset Securitization Company LLC (the “Conduit”, and together with the sole Financial Institution, the “Purchasers”), and JPMorgan Chase Bank, N.A., as agent (together with its successors and assigns hereunder, the “Agent”), with respect to that certain First Amended and Restated Receivables Purchase Agreement among the parties hereto dated as of April 25, 2011 (as amended or modified prior to the date hereof, the “Existing Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “RPA”).
W I T N E S S E T H :
WHEREAS, the Seller Parties, the Purchasers and the Agent are parties to the Existing Agreement;
WHEREAS, Meredith, as guarantor (in such capacity, the “Guarantor”) has provided the Parent Guarantee, dated as of April 25, 2011 (as amended, supplemented or otherwise modified through the date hereof, the “Parent Guarantee”) to the Agent, for the benefit of the Persons named therein in relation to the obligations of the Seller under the Transaction Documents; and
WHEREAS, the parties desire to amend the Existing Agreement as hereinafter set forth, and the Guarantor desires to ratify the Parent Guarantee.
NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the RPA.
2.    Amendments to Existing Agreement. The Existing Agreement is hereby amended as follows:
2.1    The following new definitions are inserted into Exhibit I of the Existing Agreement in their appropriate alphabetical order:
““Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Seller Party or any Seller Party’s Affiliates from time to time concerning or relating to bribery or corruption.”.

““Sanctioned Country” means, at any time, a region, country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).”.
““Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).”.
““Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.”.
2.2    The definition of “Scheduled Termination Date” in Exhibit I of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
““Scheduled Termination Date” means October 23, 2015.”.
2.3    A new Section 5.1(y) is hereby added to the Existing Agreement immediately after Section 5.1(x) thereof to read as follows:
“(y)    Anti-Corruption Laws and Sanctions. Such Seller Party has implemented and maintains, and has caused each Originator to implement and maintain, in effect policies and procedures designed to ensure compliance by such Seller Party or Originator, as applicable and each of their Subsidiaries with Anti-Corruption Laws, and such Seller Party, each Originator and their Subsidiaries and to the knowledge of such Seller Party, its and each Originator’s and their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) such Seller Party, any Originator or any Subsidiary of such Seller Party or any Originator or any of their respective directors, officers or employees, or (b) to the knowledge of such Seller Party, any agent of such Seller Party, any Originator or any Subsidiary thereof that will act in any capacity in connection with or benefit from the purchase facility established hereby, is a Sanctioned Person. No purchase hereunder or use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.”.

2.4    Section 7.1(c) of the Existing Agreement is hereby amended by adding the following new sentence immediately after the second sentence thereof:
“Such Seller Party will, and will cause each Originator to, maintain in effect and enforce policies and procedures designed to ensure compliance by such Seller Party, each Originator and each of their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws.”
2.5    A new Section 7.2(h) is hereby added to the Existing Agreement immediately after Section 7.2(g) thereof to read as follows:
“Anti-Corruption Laws and Sanctions. Such Seller Party will not request any purchase hereunder, and such Seller Party shall not use, and shall procure that its Subsidiaries, each

Originator and any of their respective directors, officers, employees and agents shall not use, the proceeds of any purchase hereunder (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”
2.6    Section 9.1(e) of the Existing Agreement is hereby amended by inserting “or Section 7.2(h) hereof” immediately after “Section 2.6 hereof” therein.
3.    Representations and Warranties. In order to induce the Agent and the Purchasers to enter into this Amendment, each of the Seller Parties and the Guarantor, as applicable, hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Termination Event or Potential Termination Event exists and is continuing as of the Effective Date (as defined in Section 5 below), and (b) each of such Seller Party’s or Guarantor’s, as applicable, representations and warranties contained in Section 5.1 of the Existing Agreement and Section 5 of the Parent Guarantee is true and correct as of the Effective Date.
4.    Ratification of Parent Guarantee. The Guarantor hereby acknowledges and agrees that, immediately after giving effect to this Amendment, the Parent Guarantee shall remain in full force and effect and is hereby ratified and confirmed in all respects.
5.    Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) when the Agent has received the following:

(a)
counterparts of this Amendment, duly executed by the Seller Parties, the Agent and the Purchasers or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties;

(b)
counterparts of that certain sixth amended and restated fee letter, dated as of the date hereof (the “A&R Fee Letter”) , among the Agent, the Conduit and the Seller, duly executed by each of the parties thereto or other evidence satisfactory to the Agent of the execution and delivery of the A&R Fee Letter by such parties; and

(c)	payment in full of all applicable fees as specified in the A&R Fee Letter.
6.    Ratification of Existing Agreement. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.
7.    Reference to Agreement. From and after the Effective Date hereof, each reference in the Existing Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.
8.    Costs and Expenses. The Seller agrees to pay all costs, fees, and out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment and the A&R Fee Letter including the reasonable fees of the Agent’s legal counsel, Mayer Brown LLP, within thirty (30) days of presentation of a written invoice therefor.

9.    CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
10.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

<signature pages follow>

IN WITNESS WHEREOF, the Seller Parties, the Guarantor, the Purchasers and the Agent have executed this Amendment as of the date first above written.
MEREDITH FUNDING CORPORATION, as a Seller Party

By: /s/ Kevin M. Wagner
Name: Kevin M. Wagner
Title:     President

MEREDITH Corporation, as a Seller Party and as Guarantor

By: /s/ Steven M. Cappaert
Name: Steven M. Cappaert
Title:     Corporate Controller

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., its attorney in fact

By: /s/ Olivier Lopez
Name: Olivier Lopez
Title:     Vice President

JPMORGAN CHASE BANK, N.A, as a Financial Institution and as Agent

By: /s/ Olivier Lopez
Name: Olivier Lopez
Title:     Vice President